UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 10, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Central Avenue
Suite 100
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 10, 2023, Fresh Tracks Therapeutics, Inc. (“Fresh Tracks” or the “Company”) received a notice (the “Delisting Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that the Staff, pursuant to Nasdaq Listing Rule Series 5100, has determined to apply more stringent criteria and delist the Company’s common stock. Accordingly, unless the Company timely requests an appeal through a hearing before a Nasdaq Hearings Panel (the “Panel”), the Company’s common stock will be scheduled for delisting and suspended at the opening of business on October 19, 2023. The Company intends to timely request a hearing before the Panel. The hearing request will stay the suspension and delisting action pending the Panel’s decision.
The Delisting Notice stated in part as follows, “In a Form 8-K dated September 19, 2023, the Company announced that the board of directors approved a plan of liquidation and dissolution (the “Plan of Liquidation”), subject to the approval of stockholders. In connection with the Plan of Liquidation, effective October 2, 2023, the Company discontinued all clinical and preclinical development programs and terminated most of its employees, except for certain employees, consultant, and advisors who will supervise or facilitate the dissolution and wind down of the Company. In view of the foregoing, Staff believes that the Company no longer has an operating business, and as a result, has determined that the Company is a public shell.”
As previously disclosed in a Current Report on Form 8-K filed on April 27, 2023 with the Securities and Exchange Commission (“SEC”), the Company received a notice from Nasdaq on April 24, 2023, informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 per share for 30 consecutive business days, the Company did not comply with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Rule”). The Company initially had a period of 180 calendar days, or until October 23, 2023, to regain compliance with the Rule. However, because the Company’s common stock has not met the minimum bid requirement for continued listing, and the Company has not informed Nasdaq of its intent to effect a reverse stock split, Nasdaq has determined that the Company cannot regain compliance with the Rule prior to October 23, 2023, and has determined to delist the Company pursuant to Nasdaq Listing Rules 5101 and 5110(b). The Company’s hearing request will also result in a stay of the suspension and delisting action relating to this determination.
In a Current Report on Form 8-K filed on September 19, 2023, the Company also disclosed that, in connection with the Plan of Dissolution, each of the then-current members of the board of directors (the “Board”), Reginald L. Hardy, Gary A. Lyons and Vijay B. Samant, would resign from the Board, effective October 2, 2023, and Mr. Marchio, an officer of the Company, would be appointed as the sole director, and new Chief Executive Officer, of the Company on such date. As a result, the Staff has determined that the Company no longer complies with Nasdaq’s majority independent board, independent audit committee and independent compensation committee requirements under Nasdaq Listing Rules 5605(b)(1), 5605(c)(2), and 5605(d)(2), respectively, and that these serve as separate and additional bases for delisting. The Company’s hearing request will also result in a stay of the suspension and delisting action relating to this determination.
The Company has scheduled a special meeting of stockholders for November 16, 2023, to seek stockholder approval of the liquidation and dissolution of the Company and the Plan of Dissolution, which, if approved, will authorize the Company and the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”). If the Company’s stockholders approve the Dissolution Proposal, the Company intends (i) to file a Certificate of Dissolution with the Secretary of State of Delaware as soon as practicable, (ii) to close its stock transfer books, and (iii) to promptly facilitate delisting of its common stock from Nasdaq, if not previously delisted.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed liquidation and dissolution of the Company and the Plan of Dissolution, the Company intends to file with the SEC a definitive proxy statement and other relevant materials. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED LIQUIDATION AND DISSOLUTION OF THE COMPANY, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED LIQUIDATION AND DISSOLUTION OF THE COMPANY, AND THE PLAN OF DISSOLUTION AND RELATED MATTERS. Shareholders may obtain a free copy of the definitive proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.

Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed liquidation and dissolution of the Company, the Plan of Dissolution and related matters, and any other matters to be voted on at the upcoming special meeting of shareholders. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation will be included in the definitive proxy statement (when available). Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s shareholders in connection with the proposed liquidation and dissolution of the Company, the Plan of Dissolution and related matters and any other matters to be voted upon at the special meeting will be set forth in the definitive proxy statement (when available). These documents will be available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, the Company’s intent to appeal and request a hearing with the Panel, the timing and circumstances of such a request, and the effect of the Company’s hearing request on Nasdaq’s actions, when the Company’s common stock will be delisted from Nasdaq, the proposed liquidation and dissolution of the Company pursuant to the Plan of Dissolution, the timing of filing of the certificate of dissolution, the timing and outcome of holding a special meeting of shareholders to approve the liquidation and dissolution of the Company and the Plan of Dissolution, the amount and timing of liquidating distributions, if any, to the Company’s shareholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “remove,” “delist,” “suspend,” “register,” “appeal,” “request,” “stay,” “notify,” “cancel,” “show,” “maximize,” “continue,” “additional,” “announce,” “anticipate,” “reflect,” “believe,” “estimate,” “expect,” “intend,” “plan,” “file,” “make,” “timely,” “promptly,” “attempt,” “distribute,” “discontinue,” “dissolve,” “wind down,” “predict,” “potential,” “will,” “evaluate,” “provide,” and similar expressions and their variants, and the negative of these terms, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include actions by Nasdaq, the Panel, and/or the SEC; the future pricing of Fresh Tracks’ common stock; the exact timing and scheduling of a hearing by the Panel; the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any of Fresh Tracks’ remaining assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the dissolution being different than estimated; the ability of the Board to abandon, modify, or delay implementation of the liquidation and dissolution of the Company, even after shareholder approval; failure of the Company’s shareholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the SEC, which are available at https://www.sec.gov (or at https://www.frtx.com). Readers are cautioned that these forward-looking statements and other statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are only estimates or predictions and should not place undue reliance upon the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Albert N. Marchio, II
	Name:	Albert N. Marchio, II
	Title:	Chief Executive Officer and Chief Financial Officer